Supplement Dated February 15, 2007

To

Timothy Plan Prospectus

Dated May 1, 2006

The following amendment is being made to the Prospectus of the Timothy Plan, dated May1, 2006. All portions of the Prospectus not specifically amended by this Supplement or pursuant to previously filed supplements shall remain in full force and effect.

The second paragraph of the Section of the Prospectus entitled “Exemptions From Sales Charges”, appearing at the top of page 27 of the Prospectus, is replaced in its entirety with the following:

“The Trust may also, in its sole discretion, waive sales charges on purchases of Class A Shares:

1.	by churches for their own accounts;

2.	by religious-based charitable organizations and foundations for themselves;

3.	by an organization’s retirement plan that places either (i) 200 or more participants or (ii) $300,000 or more of combined participant initial assets into the Funds. The Trust, in its sole discretion, may lower these minimums on a case-by-case basis;

4.	purchased through a broker/dealer that has entered a special agreement with the Distributor to allow the broker’s customers to purchase and pay for shares of Timothy Plan funds using the proceeds of shares redeemed in the prior ninety days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.; and/or

5.	under circumstances in which the waiving of such charges are deemed by the Trust to be in the best interests of the Trust and its shareholders (except that the conditions set forth under number 4 above may not be waived under any circumstances).”